[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Exhibit 10.7

FOURTH AMENDMENT

This Fourth Amendment, effective as of the date set forth above the signatures of the parties below (the “FOURTH AMENDMENT EFFECTIVE DATE”), is between the Massachusetts Institute of Technology (“M.I.T.”) a Massachusetts corporation having its principal office at 77 Massachusetts Avenue, Cambridge, MA 02139 and bluebird bio, Inc. (formerly Innogene Pharmaceuticals, Inc., formerly Genetix Pharmaceuticals Inc.), a Delaware corporation with a principal place of business at 150 Second Street, Third Floor, Cambridge, MA 02141 (“LICENSEE”).

WHEREAS, LICENSEE and M.I.T. wish to modify the provision of the Exclusive Patent License Agreement dated December 11, 1996 as subsequently amended by the First Amendment dated December 12, 2003, the Second Amendment dated May 6, 2004, and the Third Amendment dated June 1, 2011 (“LICENSE AGREEMENT”).

NOW, THEREFORE, in consideration of the promises and mutual covenants contained herein, the parties hereby agree to modify the LICENSE AGREEMENT as follows:

1.	Paragraph 4.1(d) (ii) as amended in the Third Amendment, shall be replaced with the following:

“(ii) If the sublicense revenue is paid for a package including the PATENT RIGHTS and products developed by LICENSEE and/or substantial technology and/or intellectual property developed by LICENSEE, [***], excluding, however:

((a)) [***]; and

((b)) [***]; and

((c)) [***]; and

((d)) [***]

[***]

Notwithstanding the [***] above, LICENSEE shall not [***] that is less than [***].”

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED.  ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

2.	Except as specifically amended herein, the LICENSE AGREEMENT will remain in full force and effect.

In Witness Whereof, the authorized representatives of the parties have executed this Fourth Amendment as of October 28, 2016.

BLUEBIRD BIO, INC.		MASSACHUSETTS INSTITUTE
OF TECHNOLOGY

By	/s/ Jason F. Cole	By	/s/ Lesley Millar-Nicholson
Name	Jason F. Cole	Name	Lesley Millar-Nicholson
Title	Chief Legal Officer	Title	Director

Technology Licensing Office